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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of USDATA Corporation for the 1994 Equity Compensation Plan of our report dated January 25, 1997 appearing on page F-1 of this Form 10-
K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, listed under Item 14(a) of this Form 10-K.



PRICE WATERHOUSE LLP

Dallas, Texas
March 31, 1997